Exhibit 99.1

4 August 2026 | NYSE: NXRT

EARNINGS SUPPLEMENT: SECOND QUARTER 2026

NEXPOINT RESIDENTIAL TRUST, INC.

300 CRESCENT COURT, SUITE 700

DALLAS, TX 75201

INVESTOR RELATIONS:

KRISTEN GRIFFITH

NXRT.NEXPOINT.COM

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

TABLE OF CONTENTS

Earnings Release	1
Cautionary Statement Regarding Forward-Looking Statements	3
Overview	4
Highlights of Recent Activity	7
Financial Summary	9
2026 Full Year Guidance Summary	10
Components of Net Asset Value	11
Consolidated Balance Sheets	12
Consolidated Statements of Operations	13
NOI and Same Store NOI	14
Q2 Same Store Results	15
Q2 Same Store Properties Operating Metrics	17
QoQ Same Store Properties Operating Metrics	19
YTD Same Store Results	20
FFO, Core FFO and AFFO	21
Historical Capital Expenditures	22
Value-Add Program Details	23
Outstanding Debt Details	26
Debt Maturity Schedule	29
Historical Acquisition Details	30
Historical Disposition Details	31
Definitions and Reconciliations of Non-GAAP Measures	32

the summit at sabal park: Tampa, FL

Leasing office upon acquisition

2026 upgraded leasing office

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

FOR IMMEDIATE RELEASE

Contact:

Investor Relations

Kristen Griffith

IR@nexpoint.com

(214) 276-6300

Media inquiries: Comms@nexpoint.com

NEXPOINT RESIDENTIAL TRUST, INC. REPORTS SECOND QUARTER 2026 RESULTS

NXRT Reports Continued Improvement in Monthly Lease Trade-Outs and Deploys Initial $22.1 Million Fixed-Rate Term Loan for DST Bridge-Lending Initiative

Dallas, TX, August 4, 2026 – NexPoint Residential Trust, Inc. (NYSE:NXRT) reported financial results for the second quarter ended June 30, 2026.

Highlights

•
NXRT1 reported net loss, FFO2, Core FFO2 and AFFO2 of $8.6M, $15.2M, $16.9M and $19.7M, respectively, attributable to common stockholders for the quarter ended June 30, 2026, compared to net loss, FFO, Core FFO, and AFFO of $7.0M, $16.9M, $18.0M and $20.3M, respectively, attributable to common stockholders for the quarter ended June 30, 2025.
•
NXRT reported net loss, FFO, Core FFO and AFFO of $15.4M, $32.6M, $34.2M and $39.3M, respectively, attributable to common stockholders for the six months ended June 30, 2026, compared to net loss, FFO, Core FFO, and AFFO of $13.9M, $34.3M, $37.0M and $41.8M, respectively, attributable to common stockholders for the six months ended June 30, 2025.
•
For the three months ended June 30, 2026, Q2 Same Store properties3, occupancy increased 30 bps, total revenue decreased 0.6%, and average effective rent and NOI2 decreased 0.9% and 2.9% over the prior year period.
•
For the six months ended June 30, 2026, YTD Same Store properties3, occupancy increased 30 bps, total revenue and NOI2 decreased 1.4% and 2.8%, respectively, and average effective rent decreased 0.9% over the prior year period.
•
NXRT paid a second quarter dividend of $0.53 per share of common stock on June 30, 2026.
•
The weighted average effective monthly rent per unit across all 36 properties held as of June 30, 2026 (the “Portfolio”), consisting of 13,3054 units, was $1,490, while physical occupancy was 93.5%.
•
On June 5, 2026, the Company deployed $22.1 million into a fixed-rate term loan (the "Waterford Loan"), bearing interest at 10.00% per annum, that financed the acquisition of a 240-unit stabilized multifamily property in the Greensboro–High Point, North Carolina market. The investment represents the Company's first deployment under its DST bridge-lending program and was funded through the Company's revolving credit facility, capturing a positive spread between the Waterford Loan's 10.00% fixed rate and the Company's cost of borrowings.
•
During the second quarter 2026, for the properties in the Portfolio, we completed 459 full and partial upgrades and leased 255 upgraded units, achieving an average monthly rent premium of $90.60 and a 23.0% ROI5.
•
Since inception, for the properties currently in the Portfolio, we have completed 10,474 full and partial upgrades, 5,130 kitchen and laundry appliances, and 11,199 technology packages, resulting in a $152, $51, and $43 average monthly rental increase per unit and a 20.7%, 63.4%, and 37.2% ROI, respectively.
1)
In this release, “we,” “us,” “our,” the “Company,” and “NXRT” each refer to NexPoint Residential Trust, Inc., a Maryland corporation.
2)
FFO, Core FFO, AFFO and NOI are non-GAAP measures. For a discussion of why we consider these non-GAAP measures useful and reconciliations of FFO, Core FFO, AFFO and NOI to net loss, see the “Definitions and Reconciliations of Non-GAAP Measures,” “FFO, Core FFO and AFFO” and “NOI and Same Store NOI” sections of this release.
3)
We define “Same Store” properties as properties that were in our Portfolio for the entirety of the periods being compared. There are 35 properties encompassing 12,984 units of apartment space in our Same Store pool for the three months ended June 30, 2026 (our “Q2 Same Store” properties) and 35 properties encompassing 12,984 units of apartment space in our Same Store pool for the six months ended June 30, 2026 (our “YTD Same Store” properties).
4)
Total units owned in our Portfolio is 13,305, however 1 unit is currently down.
5)
We define Return on Investment (“ROI”) as the sum of the actual rent premium divided by the sum of the total cost.

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Second Quarter 2026 Financial Results

•
Total revenues were $64.6 million for the second quarter of 2026, compared to $63.1 million for the second quarter of 2025.
•
Net loss for the second quarter of 2026 totaled $8.6 million, or loss of $0.34 per diluted share, which included $23.9 million of depreciation and amortization expense. This compared to net loss of $7.0 million, or loss of $0.28 per diluted share, for the second quarter of 2025, which included $24.1 million of depreciation and amortization expense.
•
The change in our net loss of $8.6 million for the three months ended June 30, 2026 as compared to our net loss of 7.0 million for the three months ended June 30, 2025 primarily relates to an increase in property operating expenses and interest expense of $2.1 million and $0.7 million, respectively, offset by an increase in total revenues of $1.5 million.
•
For the second quarter of 2026, NOI was $37.9 million on 36 properties, compared to $38.0 million for the second quarter of 2025 on 35 properties.
•
For the second quarter of 2026, Q2 Same Store NOI decreased 2.9% to $36.9 million, compared to $38.0 million for the second quarter of 2025.
•
For the second quarter of 2026, FFO totaled $15.2 million, or $0.60 per diluted share, compared to $16.9 million, or $0.67 per diluted share, for the second quarter of 2025.
•
For the second quarter of 2026, Core FFO totaled $16.9 million, or $0.66 per diluted share, compared to $18.0 million, or $0.71 per diluted share, for the second quarter of 2025.
•
For the second quarter of 2026, AFFO totaled $19.7 million, or $0.77 per diluted share, compared to $20.3 million, or $0.80 per diluted share, for the second quarter of 2025.

2026 Year to Date Financial Results

•
Total revenues were $128.2 million for the six months ended June 30, 2026, compared to $126.4 million for the six months ended June 30, 2025.
•
Net loss for the six months ended June 30, 2026 totaled $15.4 million, or loss of $0.60 per diluted share, which included $48.2 million of depreciation and amortization expense. This compared to net loss of $13.9 million, or loss of $0.55 per diluted share, for the six months ended June 30, 2025, which included $48.4 million of depreciation and amortization expense.
•
The change in our net loss of $15.4 million for the six months ended June 30, 2026 as compared to our net loss of $13.9 million for the six months ended June 30, 2025 primarily relates to an increase in interest expense of $1.7 million.
•
For the six months ended June 30, 2026, NOI was $75.5 million on 36 properties, compared to $75.8 million for the six months ended June 30, 2025 on 35 properties.
•
For the six months ended June 30, 2026, Same Store NOI decreased 2.8% to $73.6 million, compared to $75.8 million for the six months ended June 30, 2025.
•
For the six months ended June 30, 2026, FFO totaled $32.6 million, or $1.28 per diluted share, compared to $34.3 million, or $1.34 per diluted share, for the six months ended June 30, 2025.
•
For the six months ended June 30, 2026, Core FFO totaled $34.2 million, or $1.34 per diluted share, compared to $37.0 million, or $1.45 per diluted share, for the six months ended June 30, 2025.
•
For the six months ended June 30, 2026, AFFO totaled $39.3 million, or $1.54 per diluted share, compared to $41.8 million, or $1.64 per diluted share, for the six months ended June 30, 2025.

Subsequent Events

•
On July 27, 2026, the Company’s Board approved a quarterly dividend of $0.53 per share, payable on September 30, 2026 to stockholders of record on September 15, 2026.

Second Quarter Earnings Conference Call

NXRT will host a call on Tuesday, August 4, 2026, at 11:00 a.m. ET (10:00 a.m. CT), to discuss its second quarter 2026 financial results. The conference call can be accessed live over the phone by dialing 833-461-5787 or, for international callers, +1 365-657-4084 and using passcode Conference ID: 814362322. A live audio webcast of the call will be available online at the Company's website, nxrt.nexpoint.com (under "Resources"). An online replay will be available shortly after the call on the Company's website and continue to be available for 60 days.

About NXRT

NexPoint Residential Trust, Inc. is a publicly traded real estate investment trust (“REIT”), with its common stock listed on the New York Stock Exchange and NYSE Texas, Inc. under the symbol “NXRT,” primarily focused on acquiring, owning and operating well-located middle-income multifamily properties with “value-add” potential in large cities and suburban submarkets of large cities, primarily in the Southeastern and Southwestern United States. NXRT is externally advised by NexPoint Real Estate Advisors, L.P., an affiliate of NexPoint Advisors, L.P., an SEC-registered investment advisor, which has extensive real estate experience. Our filings

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

with the Securities and Exchange Commission (the “SEC”) are available on our website, nxrt.nexpoint.com, under the “Financials” tab.

Cautionary Statement Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management’s current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as “expect,” “anticipate,” “estimate,” “may,” “plan,” “believe” and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding NXRT’s business and industry in general, forecasted submarket deliveries, 2026 full year guidance for earnings (loss) per diluted share and Core FFO per diluted share and the related components and assumptions, including acquisitions and dispositions, shares outstanding, and same store growth projections, NXRT’s net asset value and the related components and assumptions, including estimated value-add expenditures, debt payments, outstanding debt, and shares outstanding, net income and NOI guidance for the full year and third quarter of 2026 and the related assumptions, planned value-add programs, including projected average rehab costs, rent change and return on investment, and expected settlement of interest rate swaps and the effect on the debt maturity schedule and rehab budgets. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including those described in greater detail in our filings with the SEC, particularly those described in our Annual Report on Form 10-K. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company’s most recent Annual Report on Form 10-K and other filings with the SEC for a more complete discussion of the risks and other factors that could affect any forward-looking statements. The statements made herein speak only as of the date of this release and except as required by law, NXRT does not undertake any obligation to publicly update or revise any forward-looking statements.

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

NEXPOINT RESIDENTIAL TRUST, INC.: SECOND QUARTER 2026 OVERVIEW

Company Profile

(share counts in thousands)
Exchange/Ticker	NYSE; NYSE Texas: NXRT
Share Price (1)	$25.91
Insider Ownership (2)	17.25%
2026 Q3 Dividend Per Share	$0.53
Dividend Yield (1)	8.18%
Shares Outstanding - basic (3)	25,517
Shares Outstanding - diluted (3)	25,517

(1)
As of the close of market trading on August 3, 2026.
(2)
As of the close of market trading on June 30, 2026.
(3)
Weighted average for the three months ended June 30, 2026.

Portfolio Composition by Market

Market	% of Units
Phoenix	15.1%
South Florida	14.7%
Dallas/Fort Worth	14.6%
Atlanta	12.7%
Las Vegas	11.2%
Nashville	10.1%
Orlando	8.8%
Raleigh	4.7%
Tampa	4.3%
Charlotte	3.8%
Total	100.0%

Revenue & Average Rent Per Unit	Stock Price Performance (Since Inception; 4/1/2015)

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Highlights of Second Quarter 2026 Activity

Operating Snapshot
Metric	2Q'26	1Q'26	QoQ	2Q'25	YoY
Same Store Ending Physical Occupancy:	93.6%	93.6%	0.0%	93.3%	0.3%
Same Store Blended Lease Trade-out %:	-1.16%	-1.92%	0.76%	0.90%	-2.07%
Same Store Average Effective Monthly Rent per Unit:	$1,487	$1,482	0.3%	$1,500	-0.9%
Resident Turnover:	44.1%	44.4%	0.3%	46.5%	2.35%
Move-outs to Purchase a Home:	8.7%	7.9%	-0.8%	10.9%	2.2%
Move-outs to Rent a Home:	1.9%	1.9%	0.0%	1.9%	0.0%
Bad Debt as % of Gross Potential Revenue:	0.65%	0.55%	-16.9%	0.5%	-40.2%

Monthly Leasing Cadence
Metric	Apr '26	May '26	Jun '26	Q2 '26	Jul'26
New Lease Trade-out %	-5.4%	-4.8%	-4.6%	-5.0%	-2.3%
Renewal Lease Trade-out %	1.6%	1.7%	2.5%	1.9%	2.2%
Blended Lease Trade-out %	-1.7%	-1.2%	-0.5%	-1.2%	0.3%
Ending Occupancy %	92.6%	93.5%	93.6%	93.6%	93.2%
Ending Leased %	94.6%	95.3%	95.2%	95.2%	94.9%
Resident Retention	54.8%	58.7%	52.6%	55.9%	53.9%

Market-Level Lease Trade-outs: Q2 2026
Market	New Leases	% Change	$ Change	Renewals	% Change	$ Change
Dallas/Fort Worth	229	-7.7%	-$89	198	2.1%	$26
Charlotte	49	-8.0%	-$119	55	0.6%	$9
Nashville	171	-4.0%	-$48	174	1.8%	$22
Atlanta	182	-5.2%	-$68	258	1.1%	$16
Orlando	128	-8.2%	-$119	130	-0.2%	-$2
Tampa	63	-4.4%	-$57	64	0.6%	$8
South Florida	182	-3.2%	-$72	281	1.2%	$25
Phoenix	170	-4.5%	-$64	258	1.0%	$13
Las Vegas	143	-2.4%	-$37	181	7.5%	$105
Raleigh	43	0.8%	$8	85	2.7%	$39
TOTAL	1,360	-5.0%	-$70	1,684	1.9%	$28

Market-Level Lease Trade-outs: July 2026
Market	New Leases	% Change	$ Change	Renewals	% Change	$ Change
Dallas/Fort Worth	52	-1.3%	-$18	74	2.8%	$34
Charlotte	6	-1.2%	-$16	20	1.7%	$24
Nashville	33	-2.2%	-$30	43	1.0%	$13
Atlanta	52	-2.0%	-$26	74	0.4%	$6
Orlando	35	-5.9%	-$89	50	1.3%	$21
Tampa	12	3.2%	$43	10	1.3%	$16
South Florida	39	-3.1%	-$70	83	0.9%	$20
Phoenix	59	-4.1%	-$68	57	1.7%	$26
Las Vegas	26	3.0%	$42	44	8.7%	$124
Raleigh	19	-2.9%	-$47	30	3.4%	$48
TOTAL	333	-2.3%	-$37	485	2.2%	$31

Leasing Data Indicators
Metric	Q2'25	Q3'25	Q4'25	Q1'26	Q2'26	Jul'26
Leads	31,888	29,317	26,565	31,882	24,703	5,473
Tours	4,757	5,027	3,597	4,270	3,817	826
Self-Guided Tours	902	950	706	798	999	302

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

FORECASTED SUBMARKET DELIVERIES (1)

Market	Submarket (RealPage)	Property	NXRT Unit Exposure	2026 Q2 Inventory	2025 Deliveries	2026 Deliveries	2027 Deliveries	2028 Deliveries	3-year Deliveries	3-year % Growth
ATL	Southeast Marietta	Rockledge	708	13,567	-	-	-	-	-	0.0%
ATL	Southeast Marietta	The Preserve at Terrell Mill	752	13,567	-	-	-	-	-	0.0%
ATL	Sandy Springs	The Adair	232	20,363	286	72	1,023	-	1,095	5.4%
CHA	Huntersville/Cornelius	The Verandas at Lake Norman	264	10,229	1,062	1,359	881	238	2,478	24.2%
CHA	Matthews/Southeast Charlotte	Creekside at Matthews	240	13,325	484	226	986	55	1,267	9.5%
DFW	East Fort Worth	The Venue at 8651	333	13,202	-	398	-	-	398	3.0%
DFW	Far North Dallas	Versailles	388	30,136	-	-	-	-	-	0.0%
DFW	Far North Dallas	Versailles II	242	30,136	-	-	-	-	-	0.0%
DFW	Hurst/Euless/Bedford	Arbors on Forest Ridge	210	33,963	526	326	-	-	326	1.0%
DFW	Hurst/Euless/Bedford	Summers Landing	196	33,963	526	326	-	-	326	1.0%
DFW	Oak Lawn/Park Cities	Atera	380	21,575	601	530	295	126	951	4.4%
DFW	Richardson	Cutters Point	196	20,540	223	483	733	168	1,384	6.7%
LSV	Northwest Las Vegas	Bella Solara	320	22,679	516	44	77	266	387	1.7%
LSV	Northwest Las Vegas	Bloom	528	22,679	516	44	77	266	387	1.7%
LSV	Southwest Las Vegas	Torreyana	316	22,838	1,157	1,316	1,148	236	2,700	11.8%
LSV	North Las Vegas	Sedona at Lone Mountain	321	12,672	492	770	281	-	1,051	8.3%
NASH	East Nashville	Residences at Glenview Reserve	360	15,561	852	-	368	141	509	3.3%
NASH	South Nashville	Arbors of Brentwood	346	18,215	264	60	133	-	193	1.1%
NASH	South Nashville	Brandywine	632	18,215	264	60	133	-	193	1.1%
ORL	East Orlando	The Cornerstone	430	22,926	337	297	507	199	1,003	4.4%
ORL	Northwest Orlando	Residences at West Place	342	17,698	465	-	328	-	328	1.9%
ORL	South Orange County	Sabal Palm at Lake Buena Vista	400	36,833	1,858	1,122	1,792	369	3,283	8.9%
PHX	Chandler	Fairways at San Marcos	352	27,337	815	687	328	537	1,552	5.7%
PHX	North Central Phoenix	Heritage	204	27,303	182	380	36	-	416	1.5%
PHX	North Central Phoenix	The Venue on Camelback	415	27,303	182	380	36	-	416	1.5%
PHX	Northeast Phoenix	Bella Vista	248	22,762	112	167	664	530	1,361	6.0%
PHX	South Tempe	Enclave	204	17,055	-	229	-	-	229	1.3%
PHX	Southwest Mesa	Madera Point	256	18,300	129	-	211	161	372	2.0%
PHX	West Phoenix	Estates on Maryland	330	15,625	-	57	-	-	57	0.4%
RDU	Far North Raleigh	Six Forks Station	323	13,707	63	625	688	76	1,389	10.1%
RDU	North Cary/Morrisville	High House at Cary	302	23,978	500	871	366	656	1,893	7.9%
SFL	Pembroke Pines/Miramar	Avant at Pembroke Pines	1,520	25,713	332	-	-	-	-	0.0%
SFL	West Palm Beach	Parc500	217	34,101	343	1,517	-	181	1,698	5.0%
SFL	West Palm Beach	Seasons 704	222	34,101	343	1,517	-	181	1,698	5.0%
TPA	Egypt Lake/Lowry Park	Courtney Cove	324	13,926	245	28	-	-	28	0.2%
TPA	Temple Terrace	The Summit at Sabal Park	252	16,617	202	264	390	-	654	3.9%
Totals/Averages		Total	13,305	602,746	12,046	11,828	11,235	3,939	27,002	4.5%

(1)
Source: 2026 Realpage, Inc.; Data as of July 2026.

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Financial Summary

	Q2 2026	Q2 2025	YTD 2026	YTD 2025
(in thousands, except for per share and unit data)
Company Profile
Market Capitalization (as of the last day of the period)	$713,000	$845,000
Share Price (as of the last day of the period)	$27.92	$33.32
Weighted average common shares outstanding - basic	25,517	25,384	25,458	25,416
Weighted average common shares outstanding - diluted	25,517	25,384	25,458	25,416

Earnings Profile
Total revenues	$64,609	$63,149	$128,153	$126,365
Net loss attributable to common stockholders	(8,611)	(7,033)	(15,365)	(13,930)
NOI (1)	37,894	38,036	75,531	75,796
Same Store NOI (2)	36,930	38,036	73,633	75,773
Same Store NOI Growth (%) (2)	-2.9%		-2.8%

Earnings Metrics Per Common Share (diluted basis)
Earnings	$(0.34)	$(0.28)	$(0.60)	$(0.55)
FFO (1)	$0.60	$0.67	$1.28	$1.34
Core FFO (1)	$0.66	$0.71	$1.34	$1.45
AFFO (1)	$0.77	$0.80	$1.54	$1.64
Dividends declared per common share	$0.53	$0.51	$1.06	$1.02
Net Income (Loss) Coverage (3)	-0.64x	-0.55x	-0.57x	-0.54x
FFO Coverage (3)	1.12x	1.31x	1.21x	1.31x
Core FFO Coverage (3)	1.25x	1.39x	1.26x	1.42x
AFFO Coverage (3)	1.45x	1.57x	1.45x	1.61x

Portfolio
Total Properties	36	35
Total Units (4)	13,305	12,984
Occupancy	93.5%	93.3%
Average Effective Monthly Rent per Unit	$1,490	$1,500

Same Store Portfolio Metrics (2)
Total Same Store Properties	35	35	35	35
Total Same Store Units	12,984	12,946	12,984	12,946
Occupancy	93.6%	93.3%	93.6%	93.3%
Average Effective Monthly Rent per Unit	$1,487	$1,500	$1,487	$1,500

Value-Add Program
Completed Rehab Units	459	555	775	765
Cumulative Completed Rehab Units (5)	10,474
Average Increase to Effective Monthly Rent per Unit (Post-Rehab)	$152
ROI on Post-Rehab Units	20.7%

Outstanding Debt Summary
Total Mortgage Debt	$1,543,529	$1,503,242
Total Debt Outstanding	$1,622,674	$1,503,242
Leverage Ratio (Total Debt to Market Capitalization plus Total Debt)	69%	64%
Leverage Ratio (Net Debt to Enterprise Value) (6)	69%	64%

(1)
For more information and reconciliations of NOI, FFO, Core FFO and AFFO, see the “FFO, Core FFO and AFFO,” “NOI and Same Store NOI” and “Definitions and Reconciliations of Non-GAAP Measures” sections of this release.
(2)
We define “Same Store” properties as properties that were in our Portfolio for the entirety of the periods being compared. For additional information regarding our Q2 and YTD Same Store properties, see the “Q2 Same Store Results” and “YTD Same Store Results” section of this release.
(3)
Indicates coverage ratio of net loss/FFO/Core FFO/AFFO per common share (diluted) over dividends declared per common share during the period. The Company uses actual diluted weighted average common shares outstanding when in a dilutive position for FFO, Core FFO and AFFO. For periods in which potential common shares are anti‑dilutive, diluted weighted‑average shares outstanding are equal to basic weighted‑average shares outstanding.
(4)
Total units owned is 13,305, however 1 unit is currently down.
(5)
Inclusive of all full and partial interior upgrades completed through June 30, 2026. Cumulative results exclude rehabs completed for properties sold through June 30, 2026.
(6)
For more information and a reconciliation of debt to net debt, see the “Definitions and Reconciliations of Non-GAAP Measures” section of this release.

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

2026 Full Year Guidance Summary

NXRT is revising guidance ranges and mid-points for earnings (loss) per diluted share, Core FFO per diluted share, Same Store rental income, Same Store total revenue, Same Store total expenses, and Same Store NOI and reaffirming guidance mid-points for Acquisitions and Dispositions (dollars in millions, except per share amounts):

	Guidance Range (1)
	Low-End	Mid-Point	High-End	Prior Mid-Point
Earnings (loss) per diluted share (1)	$(1.63)	$(1.54)	$(1.45)	$(1.40)
Core FFO per diluted share (1) (2)	$2.35	$2.45	$2.54	$2.57

Same Store Growth: (3)
Rental Income	-1.0%	-0.3%	0.3%	0.9%
Total Revenue	-0.4%	0.2%	0.8%	1.1%
Total Expenses	2.8%	2.1%	1.4%	3.5%
Same Store NOI (2)	-2.5%	-1.0%	0.5%	-0.5%

Other Considerations: (4)
Acquisitions	$—	$100.0	$200.0	Affirmed
Dispositions	$—	$100.0	$200.0	Affirmed

(1)
Weighted average diluted share count estimate for full year 2026 is approximately 25.6 million.
(2)
Same Store NOI and Core FFO are non-GAAP measures. For reconciliations of Full Year 2026 Same Store NOI and Core FFO guidance to net income (loss) guidance, and a discussion of why we consider these non-GAAP measures useful, see the “Definitions and Reconciliations of Non-GAAP Measures” section of this release.
(3)
Year-over-year growth for the Full Year 2026 Same Store pool (35 properties).
(4)
We continue to evaluate our Portfolio for capital recycling opportunities. Transaction volumes presented are incorporated into the loss per share and Core FFO guidance above. Actual acquisitions and dispositions could vary significantly from our projections. We undertake no duty to update these assumptions, except as required by law.

Additional information on 2026 financial and earnings guidance is included in the following sections of this release.

NXRT.NEXPOINT.COM	Page 8

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Components of Net Asset Value

(dollar and share amounts in thousands, except per share and per unit data)

REAL ESTATE VALUE BY MARKET

Property	NOI	Cap Rate Range (1)		Value Range (2)
Market	Contribution	Min	Max	Min	Max
Texas
Dallas/Fort Worth	10.3%	5.25%	5.75%	$271,994	$306,997

North Carolina
Raleigh	4.4%	5.25%	5.75%	116,192	131,145
Charlotte	3.9%	5.25%	5.75%	103,498	116,818

Georgia
Atlanta	12.2%	5.25%	5.75%	322,739	364,272

Tennessee
Nashville	8.6%	5.25%	5.75%	225,964	255,043

Florida
Orlando	9.0%	5.25%	5.75%	236,554	266,996
Tampa	3.5%	5.25%	5.75%	91,252	102,996
South Florida	21.0%	5.25%	5.75%	554,830	626,231

Nevada
Las Vegas	11.4%	5.25%	5.75%	301,192	339,952

Arizona
Phoenix	15.8%	5.25%	5.75%	415,813	469,324
Total / Ave	100.0%	5.25%	5.75%	$2,640,028	$2,979,774

NOI ESTIMATE

Q1 2026 NOI Actual		37,636
Q2 2026 NOI Actual		37,894
	Low		High
Estimated Q3 2026 NOI Guidance (3)	37,904		39,783
2026 NOI Guidance (3)	$151,802		$156,438

NAV SUMMARY

Component	Min		Max
Tangible Assets
Real Estate (2)	$2,640,028		$2,979,774
Cash		14,626
Restricted Cash - Renovation Reserves (4)		6,564
Renovation Expenditures (4)		(6,564)
Cash Adjustments		0
Fair Market Value of Interest Rate Swaps		5,231
Other Assets		67,514
Value of Assets	$2,727,399		$3,067,145

Tangible Liabilities
Credit Facility (5)		$79,145
Mortgage Debt		1,543,529
Total Outstanding Debt		1,622,674
Forward 12-month Principal Payments		0
Total Outstanding Debt (FY 2026 Est.)		1,622,674
Other Tangible Liabilities (at Book)		36,225
Value of Liabilities		$1,658,899
Net Leverage (mid-point)		57%
Net Asset Value	$1,068,500		$1,408,246
Shares outstanding - diluted (FY 2026 Est.)		26,530
Est. NAV / Share	$40.28		$53.08
NAV / Share (mid-point)		$46.68

IMPLIED VALUATION METRICS

	Min		Max
Implied Real Estate Value	$2,640,028		$2,979,774
No. of Units (June 30, 2026) (2)		13,305
Implied Value/Apartment Unit	$198.4		$224.0
Implied Value/Apartment Unit (mid-point)		$211.2

(1)
Management estimates based on independent third-party review of our properties.
(2)
Estimated value ranges are presented for the existing portfolio (36 properties at June 30, 2026).
(3)
The Company anticipates net loss will be in the range between approximately $41.8 million and $37.2 million for the full year 2026 and between $12.0 million and $10.1 million for the third quarter of 2026. FY 2026 NOI Guidance considers a commensurate volume of capital recycling.
(4)
Includes approximately $6.6 million that is held for value-add upgrades; reduced by $6.6 million for estimated 2026 rehab expenditures.
(5)
Includes outstanding balance as of June 30, 2026.

NXRT.NEXPOINT.COM	Page 9

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

NEXPOINT RESIDENTIAL TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

	June 30, 2026	December 31, 2025
	(Unaudited)
ASSETS
Operating Real Estate Investments
Land	$371,656	$371,656
Buildings and improvements	1,820,655	1,812,311
Intangible lease assets	—	1,052
Construction in progress	7,205	8,535
Furniture, fixtures, and equipment	236,354	224,661
Total Gross Operating Real Estate Investments	2,435,870	2,418,215
Accumulated depreciation and amortization	(651,454)	(604,321)
Total Net Operating Real Estate Investments	1,784,416	1,813,894
Cash and cash equivalents	14,626	13,704
Restricted cash	37,971	31,476
Accounts receivable, net (1)	9,353	9,059
Prepaid and other assets (2)	26,754	4,852
Fair market value of interest rate swaps	5,231	13,434
TOTAL ASSETS	$1,878,351	$1,886,419

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Mortgages payable, net	$1,511,869	$1,469,410
Credit facility, net	77,627	88,102
Accounts payable and other accrued liabilities	13,159	11,554
Accrued real estate taxes payable	12,688	5,251
Accrued interest payable	6,501	7,053
Security deposit liability	2,819	2,980
Prepaid rents	1,058	1,170
Fair market value of interest rate swaps	—	475
Total Liabilities	1,625,721	1,585,995

Redeemable noncontrolling interests in the OP	4,769	4,928

Stockholders' Equity:
Preferred stock, $0.01 par value: 100,000,000 shares authorized; 0 shares issued	—	—
Common stock, $0.01 par value: 500,000,000 shares authorized; 25,549,813 and 25,364,470 shares issued and outstanding, respectively	256	254
Additional paid-in capital	409,951	406,628
Accumulated earnings less dividends	(166,672)	(123,409)
Accumulated other comprehensive income	4,326	12,023
Total Stockholders' Equity	247,861	295,496
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,878,351	$1,886,419

(1)
Includes $0.2 million and $0.0 million from a related party as of June 30, 2026 and December 31, 2025, respectively.
(2)
Includes $22.1 million and $0.0 million note receivable from a related party as of June 30, 2026 and December 31, 2025, respectively.

NXRT.NEXPOINT.COM	Page 10

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

NEXPOINT RESIDENTIAL TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

AND COMPREHENSIVE LOSS

(in thousands, except per share amounts)

(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2026	2025	2026	2025
Revenues
Rental income	$61,802	$61,230	$122,858	$122,670
Other income (1)	2,807	1,919	5,295	3,695
Total revenues	64,609	63,149	128,153	126,365
Expenses
Property operating expenses	14,603	12,529	26,946	24,997
Real estate taxes and insurance	8,203	8,485	16,282	17,487
Property management fees (2)	1,828	1,806	3,642	3,626
Advisory and administrative fees (3)	1,798	1,725	3,569	3,421
Corporate general and administrative expenses	4,711	4,499	9,184	8,956
Property general and administrative expenses	2,518	2,143	4,772	4,143
Depreciation and amortization	23,893	24,059	48,184	48,409
Total expenses	57,554	55,246	112,579	111,039
Operating income	7,055	7,903	15,574	15,326
Interest expense	(15,829)	(15,162)	(31,271)	(29,543)
Casualty loss	—	(5)	—	(168)
Equity in earnings of affiliate	105	59	173	114
Miscellaneous income	24	144	98	286
Net loss	(8,645)	(7,061)	(15,426)	(13,985)
Net loss attributable to redeemable noncontrolling interests in the OP	(34)	(28)	(61)	(55)
Net loss attributable to common stockholders	$(8,611)	$(7,033)	$(15,365)	$(13,930)
Other comprehensive loss
Unrealized losses on interest rate derivatives	(3,991)	(6,442)	(7,728)	(16,614)
Total comprehensive loss	(12,636)	(13,503)	(23,154)	(30,599)
Comprehensive loss attributable to redeemable noncontrolling interests in the OP	(50)	(53)	(92)	(120)
Comprehensive loss attributable to common stockholders	$(12,586)	$(13,450)	$(23,062)	$(30,479)

Weighted average common shares outstanding - basic	25,517	25,384	25,458	25,416
Weighted average common shares outstanding - diluted	25,517	25,384	25,458	25,416

Loss per share - basic	$(0.34)	$(0.28)	$(0.60)	$(0.55)
Loss per share - diluted	$(0.34)	$(0.28)	$(0.60)	$(0.55)

(1)
Includes $0.2 million from a related party for the three and six months ended June 30, 2026, and $0.0 million for the three and six months ended June 30, 2025.
(2)
Fees incurred to an affiliate of a noncontrolling limited partner of NexPoint Residential Trust Operating Partnership, L.P. (the "OP").
(3)
Fees incurred to the Company's adviser.

NXRT.NEXPOINT.COM	Page 11

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

NOI and Same Store NOI

The following table, which has not been adjusted for the effects of noncontrolling interests, reconciles NOI and our Same Store NOI for the three and six months ended June 30, 2026 and 2025 to net loss, the most directly comparable GAAP financial measure (in thousands):

		For the Three Months Ended June 30,		For the Six Months Ended June 30,
		2026	2025	2026	2025
Net loss		$(8,645)	$(7,061)	$(15,426)	$(13,985)
Adjustments to reconcile net loss to NOI:
Advisory and administrative fees		1,798	1,725	3,569	3,421
Corporate general and administrative expenses		4,711	4,499	9,184	8,956
Corporate income		(765)	(370)	(1,355)	(812)
Casualty-related expenses/(recoveries)	(1)	90	(792)	(1,662)	(1,448)
Casualty loss		—	5	—	168
Property general and administrative expenses	(2)	1,088	868	1,939	1,658
Depreciation and amortization		23,893	24,059	48,184	48,409
Interest expense		15,829	15,162	31,271	29,543
Equity in earnings of affiliate		(105)	(59)	(173)	(114)
NOI		$37,894	$38,036	$75,531	$75,796
Less Non-Same Store
Revenues		(1,443)	—	(3,000)	(4)
Operating expenses		479	—	1,102	(19)
Same Store NOI		$36,930	$38,036	$73,633	$75,773
(1)
Adjustment to net loss to exclude certain property operating expenses that are casualty-related expenses/(recoveries).
(2)
Adjustment to net loss to exclude certain property general and administrative expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.

NXRT.NEXPOINT.COM	Page 12

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Q2 Same Store Results of Operations for the Three Months Ended June 30, 2026 and 2025

There are 35 properties encompassing 12,984 units of apartment space, or approximately 98% of our Portfolio, in our same store pool for the three months ended June 30, 2026 and 2025 (our “Q2 Same Store” properties). Our Q2 Same Store properties exclude the following property in our Portfolio as of June 30, 2026: Sedona at Lone Mountain.

As of June 30, 2026, our Q2 Same Store properties were approximately 93.6% leased with a weighted average monthly effective rent per occupied apartment unit of $1,487, year-over-year increase of 30 bps and a decrease of $13, respectively.

The following table reflects the revenues, property operating expenses and NOI for the three months ended June 30, 2026 and 2025 for our Q2 Same Store and Non-Same Store properties (dollars in thousands):

	For the Three Months Ended June 30,
	2026	2025	$ Change	% Change
Revenues
Same Store
Rental income	$60,400	$61,230	$(830)	-1.4%
Other income	2,001	1,549	452	29.2%
Same Store revenues	62,401	62,779	(378)	-0.6%
Non-Same Store
Rental income	1,402	—	1,402	0.0%
Other income	41	—	41	0.0%
Non-Same Store revenues	1,443	—	1,443	0.0%
Total revenues	63,844	62,779	1,065	1.7%

Operating expenses
Same Store
Property operating expenses (1)	14,238	13,321	917	6.9%
Real estate taxes and insurance	8,081	8,485	(404)	-4.8%
Property management fees (2)	1,786	1,806	(20)	-1.1%
Property general and administrative expenses (3)	1,390	1,275	115	9.0%
Same Store operating expenses	25,495	24,887	608	2.4%
Non-Same Store
Property operating expenses	275	—	275	0.0%
Real estate taxes and insurance	122	—	122	0.0%
Property management fees (2)	42	—	42	0.0%
Property general and administrative expenses (4)	40	—	40	0.0%
Non-Same Store operating expenses	479	—	479	0.0%
Total operating expenses	25,974	24,887	1,087	4.4%

Operating income
Same Store
Miscellaneous income	24	144	(120)	N/M
Total operating income	24	144	(120)	N/M

NOI
Same Store	36,930	38,036	(1,106)	-2.9%
Non-Same Store	964	—	964	0.0%
Total NOI (5)	$37,894	$38,036	$(142)	-0.4%
(1)
For the three months ended June 30, 2026 and 2025, excludes approximately $77,000 and $(792,000), respectively, of casualty-related expenses/(recoveries).
(2)
Fees incurred to an unaffiliated third party that is an affiliate of a noncontrolling limited partner of the OP.

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

(3)
For the three months ended June 30, 2026 and 2025, excludes approximately $1,062,000 and $835,000, respectively, of expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.
(4)
For the three months ended June 30, 2026 and 2025, excludes approximately $26,000 and $33,000, respectively, of expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.
(5)
For additional information regarding NOI, see the “Definitions and Reconciliations of Non-GAAP Measures” and “NOI and Same Store NOI” sections of this release.

The following table contains additional information about our Q2 Same Store properties rent and occupancy metrics, revenues, operating expenses and NOI for the three months ended June 30, 2026 and 2025 (dollars in thousands, except for per unit data):

	Q2 2026	Q2 2025	% Change
Same Store Total Units	12,984	12,946
Same Store Occupied Units	12,146	12,075
Same Store Ending Occupancy	93.6%	93.3%	0.3%
Same Store Average Rent per Unit	$1,487	$1,500	-0.9%

Same Store Revenues
Same Store Rental Income	$60,400	$61,230	-1.4%
Same Store Other Income	2,001	1,549	29.2%
Total Same Store Revenues	62,401	62,779	-0.6%

Same Store Operating Expenses
Payroll	4,757	4,805	-1.0%
Repairs & Maintenance	6,456	5,666	13.9%
Utilities	3,025	2,850	6.1%
Real Estate Taxes	6,942	7,195	-3.5%
Insurance	1,139	1,290	-11.7%
Property Management Fees	1,786	1,806	-1.1%
Office Operations	934	945	-1.2%
Marketing	456	330	38.2%
Total Same Store Operating Expenses	25,495	24,887	2.4%

Same Store Operating Income
Miscellaneous Income	24	144	N/M
Total Same Store Operating Income	24	144	N/M

Q2 Same Store NOI	$36,930	$38,036	-2.9%

NXRT.NEXPOINT.COM	Page 14

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Q2 Same Store Properties Operating Metrics

(dollars in thousands, except for per unit data)

Properties by Market (1)	Unit Count	Average Effective Rent			Occupancy			Total Rental Income

	Total	Q2 2026	Q2 2025	% Change	Q2 2026	Q2 2025	bps ∆	Q2 2026	Q2 2025	% Change
Texas
Dallas	1,945	$1,207	$1,235	-2.3%	92.2%	92.6%	-40	$7,486	$7,848	-4.6%
Average/Total	1,945	1,207	1,235	-2.3%	92.2%	92.6%	-40	7,486	7,848	-4.6%

North Carolina
Charlotte	504	1,405	1,390	1.1%	94.8%	95.2%	-40	2,304	2,283	0.9%
Raleigh/Durham	625	1,441	1,397	3.1%	94.2%	93.9%	30	2,769	2,724	1.7%
Average/Total	1,129	1,425	1,394	2.2%	94.5%	94.5%	0	5,073	5,007	1.3%

Georgia
Atlanta	1,692	1,450	1,467	-1.2%	95.0%	93.7%	130	7,581	7,615	-0.4%
Average/Total	1,692	1,450	1,467	-1.2%	95.0%	93.7%	130	7,581	7,615	-0.4%

Tennessee
Nashville	1,338	1,252	1,265	-1.0%	93.8%	94.4%	-60	5,283	5,496	-3.9%
Average/Total	1,338	1,252	1,265	-1.0%	93.8%	94.4%	-60	5,283	5,496	-3.9%

Florida
Orlando	1,172	1,526	1,568	-2.7%	94.3%	93.4%	90	5,417	5,584	-3.0%
Tampa	576	1,343	1,324	1.4%	93.9%	92.9%	100	2,369	2,432	-2.6%
South Florida	1,959	2,145	2,154	-0.4%	94.7%	94.6%	10	13,231	13,116	0.9%
Average/Total	3,707	1,825	1,840	-0.8%	94.5%	94.0%	50	21,017	21,132	-0.5%

Arizona
Phoenix	2,009	1,395	1,442	-3.3%	91.9%	91.2%	70	8,958	9,141	-2.0%
Average/Total	2,009	1,395	1,442	-3.3%	91.9%	91.2%	70	8,958	9,141	-2.0%

Nevada
Las Vegas	1,164	1,402	1,356	3.4%	92.4%	92.5%	-10	5,002	4,991	0.2%
Average/Total	1,164	1,402	1,356	3.4%	92.4%	92.5%	-10	5,002	4,991	0.2%

Average/Total	12,984	$1,487	$1,500	-0.9%	93.6%	93.3%	30	$60,400	$61,230	-1.4%
(1)
This table includes the 35 properties in our Q2 Same Store pool.

NXRT.NEXPOINT.COM	Page 15

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

QoQ Same Store Properties Operating Metrics

(dollars in thousands, except for per unit data)

Properties by Market (1)	Unit Count	Average Effective Rent			Occupancy			Total Rental Income

	Total	Q2 2026	Q1 2026	% Change	Q2 2026	Q1 2026	bps ∆	Q2 2026	Q1 2026	% Change
Texas
Dallas	1,945	$1,207	$1,207	0.0%	92.2%	92.0%	20	$7,486	$7,552	-0.9%
Average/Total	1,945	1,207	1,207	0.0%	92.2%	92.0%	20	7,486	7,552	-0.9%

North Carolina
Charlotte	504	1,405	1,396	0.6%	94.8%	93.7%	110	2,304	2,224	3.6%
Raleigh/Durham	625	1,441	1,431	0.7%	94.2%	94.1%	10	2,769	2,710	2.2%
Average/Total	1,129	1,425	1,415	0.7%	94.5%	93.9%	60	5,073	4,934	2.8%

Georgia
Atlanta	1,692	1,450	1,450	0.0%	95.0%	92.6%	240	7,581	7,436	1.9%
Average/Total	1,692	1,450	1,450	0.0%	95.0%	92.6%	240	7,581	7,436	1.9%

Tennessee
Nashville	1,338	1,252	1,244	0.6%	93.8%	92.6%	120	5,283	5,257	0.5%
Average/Total	1,338	1,252	1,244	0.6%	93.8%	92.6%	120	5,283	5,257	0.5%

Florida
Orlando	1,172	1,526	1,535	-0.6%	94.3%	92.8%	150	5,417	5,309	2.0%
Tampa	576	1,343	1,337	0.4%	93.9%	92.9%	100	2,369	2,345	1.0%
South Florida	1,959	2,145	2,127	0.8%	94.7%	95.2%	-50	13,231	12,794	3.4%
Average/Total	3,707	1,825	1,817	0.4%	94.5%	94.1%	40	21,017	20,448	2.8%

Arizona
Phoenix	2,009	1,395	1,395	0.0%	91.9%	95.1%	-320	8,958	8,900	0.7%
Average/Total	2,009	1,395	1,395	0.0%	91.9%	95.1%	-320	8,958	8,900	0.7%

Nevada
Las Vegas	1,164	1,402	1,378	1.7%	92.4%	94.5%	-210	5,002	5,013	-0.2%
Average/Total	1,164	1,402	1,378	1.7%	92.4%	94.5%	-210	5,002	5,013	-0.2%

Average/Total	12,984	$1,487	$1,482	0.3%	93.6%	93.6%	0.0%	$60,400	$59,540	1.4%

(1)
This table includes the 35 properties in our Q2 Same Store pool.

YTD Same Store Results of Operations for the Six Months Ended June 30, 2026 and 2025

There are 35 properties encompassing 12,984 units of apartment space, or approximately 98% of our Portfolio, in our same store pool for the six months ended June 30, 2026 and 2025 (our “YTD Same Store” properties).

As of June 30, 2026, our YTD Same Store properties were approximately 93.6% leased with a weighted average monthly effective rent per occupied apartment unit of $1,487, year-over-year increase of 30 bps and a decrease of $13, respectively.

NXRT.NEXPOINT.COM	Page 16

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

The following table reflects the revenues, property operating expenses and NOI for the six months ended June 30, 2026 and 2025 for our YTD Same Store and Non-Same Store properties (dollars in thousands):

	For the Six Months Ended June 30,
	2026	2025	$ Change	% Change
Revenues
Same Store
Rental income	$119,943	$122,666	$(2,723)	-2.2%
Other income	3,855	2,883	972	33.7%
Same Store revenues	123,798	125,549	(1,751)	-1.4%
Non-Same Store
Rental income	2,915	4	2,911	N/M
Other income	85	—	85	0.0%
Non-Same Store revenues	3,000	4	2,996	N/M
Total revenues	126,798	125,553	1,245	1.0%

Operating expenses
Same Store
Property operating expenses (1)	28,049	26,443	1,606	6.1%
Real estate taxes and insurance	15,891	17,510	(1,619)	-9.2%
Property management fees (2)	3,559	3,626	(67)	-1.8%
Property general and administrative expenses (3)	2,764	2,483	281	11.3%
Same Store operating expenses	50,263	50,062	201	0.4%
Non-Same Store
Property operating expenses (4)	559	2	557	N/M
Real estate taxes and insurance	391	(23)	414	N/M
Property management fees (2)	83	—	83	0.0%
Property general and administrative expenses (5)	69	2	67	N/M
Non-Same Store operating expenses	1,102	(19)	1,121	N/M
Total operating expenses	51,365	50,043	1,322	2.6%

Operating income
Same Store
Miscellaneous income	98	286	(188)	N/M
Non-Same Store
Miscellaneous income	—	—	—	0.0%
Total operating income	98	286	(188)	-65.7%

NOI
Same Store	73,633	75,773	(2,140)	-2.8%
Non-Same Store	1,898	23	1,875	N/M
Total NOI (6)	$75,531	$75,796	$(265)	-0.3%

(1)
For the six months ended June 30, 2026 and 2025, excludes approximately $172,000 and $(1,449,000), respectively, of casualty-related expenses/(recoveries).
(2)
Fees incurred to an unaffiliated third party that is an affiliate of a noncontrolling limited partner of the OP.
(3)
For the six months ended June 30, 2026 and 2025, excludes approximately $1,869,000 and $1,626,000, respectively, of expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.
(4)
For the six months ended June 30, 2026 and 2025, excludes approximately $2,000 and $1,000, respectively, of casualty-related expenses.
(5)
For the six months ended June 30, 2026 and 2025, excludes approximately $70,000 and $32,000, respectively, of expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.
(6)
For additional information regarding NOI, see the “Definitions and Reconciliations of Non-GAAP Measures” and “NOI and Same Store NOI” sections of this release.

NXRT.NEXPOINT.COM	Page 17

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

The following table contains additional information about our YTD Same Store properties rent and occupancy metrics, revenues, operating expenses and NOI for the six months ended June 30, 2026 and 2025 (dollars in thousands, except for per unit data):

	YTD 2026	YTD 2025	% Change
Same Store Total Units	12,984	12,946
Same Store Occupied Units	12,146	12,075
Same Store Ending Occupancy	93.6%	93.3%	0.3%
Same Store Average Rent per Unit	$1,487	$1,500	-0.9%

Same Store Revenues
Same Store Rental Income	$119,943	$122,666	-2.2%
Same Store Other Income	3,855	2,883	33.7%
Total Same Store Revenues	123,798	125,549	-1.4%

Same Store Operating Expenses
Payroll	9,499	9,756	-2.6%
Repairs & Maintenance	12,484	10,904	14.5%
Utilities	6,066	5,783	4.9%
Real Estate Taxes	13,452	14,523	-7.4%
Insurance	2,439	2,987	-18.3%
Property Management Fees	3,559	3,626	-1.8%
Office Operations	1,849	1,849	0.0%
Marketing	915	634	44.3%
Total Same Store Operating Expenses	50,263	50,062	0.4%

Same Store Operating Income
Miscellaneous Income	98	286	-65.7%
Total Same Store Operating Income	98	286	-65.7%

YTD Same Store NOI	$73,633	$75,773	-2.8%

NXRT.NEXPOINT.COM	Page 18

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

FFO, Core FFO and AFFO

The following table reconciles our calculations of FFO, Core FFO and AFFO to net loss, the most directly comparable GAAP financial measure, for the three and six months ended June 30, 2026 and 2025 (in thousands, except per share amounts):

		For the Three Months Ended June 30,		For the Six Months Ended June 30,
		2026	2025	2026	2025	% Change
Net loss		$(8,645)	$(7,061)	$(15,426)	$(13,985)	-10.3%
Depreciation and amortization		23,893	24,059	48,184	48,409	-0.5%
Adjustment for noncontrolling interests		(60)	(67)	(129)	(136)	5.1%
FFO attributable to common stockholders		15,188	16,931	32,629	34,288	-4.8%

FFO per share - basic		$0.60	$0.67	$1.28	$1.35	-5.2%
FFO per share - diluted		$0.60	$0.67	$1.28	$1.34	-4.5%

Casualty-related expenses/(recoveries)		90	(792)	(1,662)	(1,448)	-14.8%
Casualty loss		—	5	—	168	N/M
Amortization of deferred financing costs		1,684	1,628	3,367	3,272	2.9%
Mark-to-market adjustments of interest rate caps		(29)	187	(127)	778	N/M
Adjustment for noncontrolling interests		(7)	(4)	(6)	(11)	45.5%
Core FFO attributable to common stockholders		16,926	17,955	34,201	37,047	-7.7%

Core FFO per share - basic		$0.66	$0.71	$1.34	$1.46	-8.2%
Core FFO per share - diluted		$0.66	$0.71	$1.34	$1.45	-7.6%

Equity-based compensation expense		2,736	2,335	5,098	4,810	6.0%
Adjustment for noncontrolling interests		(11)	(9)	(20)	(19)	-5.3%
AFFO attributable to common stockholders		19,651	20,281	39,279	41,838	-6.1%

AFFO per share - basic		$0.77	$0.80	$1.54	$1.65	-6.7%
AFFO per share - diluted		$0.77	$0.80	$1.54	$1.64	-6.1%

Weighted average common shares outstanding - basic		25,517	25,384	25,458	25,416	0.2%
Weighted average common shares outstanding - diluted	(1)	25,517	25,404	25,491	25,540	-0.2%

Dividends declared per common share		$0.53	$0.51	$1.06	$1.02	3.9%

Net loss Coverage - diluted	(2)	-0.64x	-0.55x	-0.57x	-0.54x	5.0%
FFO Coverage - diluted	(2)	1.12x	1.31x	1.21x	1.31x	-8.1%
Core FFO Coverage - diluted	(2)	1.25x	1.39x	1.26x	1.42x	-11.1%
AFFO Coverage - diluted	(2)	1.45x	1.57x	1.45x	1.61x	-9.6%

(1)
The Company uses diluted weighted average common shares outstanding when in a dilutive position for FFO, Core FFO and AFFO. For periods in which potential common shares are anti‑dilutive, diluted weighted‑average shares outstanding are equal to basic weighted‑average shares outstanding.
(2)
Indicates coverage ratio of net loss/FFO/Core FFO/AFFO per common share (diluted) over dividends declared per common share during the period.

NXRT.NEXPOINT.COM	Page 19

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Historical Capital Expenditures

	Q2 2026	Q2 2025	% Change	YTD 2026	YTD 2025	% Change
($ in thousands)
Capitalized Rehab Expenditures
Interior	$1,626	$1,329	22.3%	$2,855	$1,980	44.2%
Exterior and common area	878	91	865.4%	1,274	149	755.1%

Capitalized Maintenance Expenditures
Recurring	4,624	3,247	42.4%	8,014	6,044	32.6%
Non-Recurring	4,233	4,532	-6.6%	6,132	6,818	-10.1%

Total Capital Expenditures	$11,361	$9,199	23.5%	$18,275	$14,991	21.9%

NXRT.NEXPOINT.COM	Page 20

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Value-Add Program Details: Interiors (Full & Partials)

Property Name (1)	Units	Rehab Units Completed (2)	Average Rent Pre-Rehab	Average Rent Post-Rehab	Avg. Rehab Cost Per Unit (3)	Post-Rehab Rent Change %	ROI (3)
Value-Add Programs In Progress
Arbors of Brentwood	346	210	$1,200	$1,392	$9,228	16.0%	25.0%
Arbors on Forest Ridge	210	212	784	874	4,012	11.4%	26.8%
Atera Apartments	380	295	1,167	1,295	3,095	11.0%	49.9%
Avant at Pembroke Pines	1,520	919	1,823	2,053	15,761	12.6%	17.5%
Bella Solara	320	164	1,230	1,360	9,120	10.6%	17.2%
Bella Vista	248	221	1,456	1,592	10,084	9.3%	16.2%
Bloom	528	196	1,232	1,367	11,591	10.9%	14.0%
Brandywine I & II	632	679	1,007	1,186	10,272	17.7%	20.8%
Courtney Cove	324	369	958	1,052	4,331	9.8%	26.0%
Creekside at Matthews	240	124	1,332	1,503	8,727	12.9%	23.6%
Cutter's Point	196	203	940	1,042	5,502	10.9%	22.3%
Estates on Maryland	330	158	1,237	1,385	10,291	12.0%	17.3%
Fairways of San Marcos	352	210	1,435	1,574	9,916	9.7%	16.9%
High House at Cary	302	176	1,327	1,536	10,615	15.8%	23.6%
Madera Point	256	297	906	1,009	4,225	11.4%	29.3%
Parc500	217	289	1,353	1,507	11,824	11.4%	15.6%
Residences at Glenview Reserve	360	346	1,074	1,294	12,742	20.5%	20.7%
Residences at West Place	342	221	1,501	1,686	11,351	12.3%	19.6%
Rockledge Apartments	708	635	1,249	1,406	8,557	12.5%	22.0%
Sabal Palm at Lake Buena Vista	400	205	1,419	1,547	7,657	9.1%	20.1%
Sedona at Lone Mountain	321	12	1,047	1,061	1,889	1.4%	9.0%
Seasons 704 Apartments	222	276	1,242	1,363	7,003	9.8%	20.8%
Six Forks Station	323	169	1,116	1,376	11,394	23.4%	27.5%
Summers Landing	196	91	1,021	1,185	8,284	16.0%	23.6%
Summit at Sabal Park	252	270	1,012	1,105	5,339	9.2%	20.9%
The Adair	232	181	1,727	1,995	11,239	15.5%	28.6%
The Cornerstone	430	588	1,047	1,140	4,627	8.9%	24.1%
The Enclave	204	198	1,442	1,606	9,290	11.4%	21.2%
The Heritage	204	199	1,363	1,486	8,816	9.0%	16.7%
The Preserve at Terrell Mill	752	904	881	1,042	10,027	18.2%	19.2%
The Verandas at Lake Norman	264	118	1,228	1,376	9,266	12.1%	19.2%
The Venue on Camelback	415	326	769	1,004	9,693	30.6%	29.1%
Torreyana Apartments	316	73	1,370	1,474	10,594	7.6%	11.8%
Venue at 8651	333	352	860	958	6,174	11.4%	19.0%
Versailles	388	441	813	892	4,799	9.7%	19.7%
Versailles II	242	147	835	910	3,499	8.9%	25.5%
Total/Weighted Average	13,305	10,474	$1,165	$1,317	$8,807	13.1%	20.7%

(1)
We do not plan to upgrade 100% of the units at each of our properties.
(2)
Inclusive of all full and partial interior upgrades completed through June 30, 2026.
(3)
Inclusive of all full and partial interior upgrades completed and leased through June 30, 2026.

NXRT.NEXPOINT.COM	Page 21

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Value-Add Program Details: Kitchen & Laundry Appliances

Property Name (1)	Units	Rehab Units Completed (2)	Avg. Rehab Cost Per Unit (3)	Post-Rehab Rent Change $	ROI (3)
Value-Add Programs In Progress
Arbors of Brentwood	346	320	$874	$50	68.6%
Arbors on Forest Ridge	210	136	787	47	71.4%
Atera Apartments	380	369	813	40	59.7%
Avant at Pembroke Pines	1,520	623	1,281	52	48.7%
Brandywine I & II	632	236	1,112	73	78.3%
Creekside at Matthews	240	183	1,103	56	60.4%
Cutter's Point	196	156	806	47	69.4%
Estates on Maryland	330	21	1,067	38	42.3%
Madera Point	256	158	893	31	41.3%
Residences at Glenview Reserve	360	112	1,261	55	52.3%
Rockledge Apartments	708	630	826	40	58.1%
Sabal Palm at Lake Buena Vista	400	634	599	86	171.8%
Six Forks Station	323	199	1,088	55	60.7%
Summers Landing	196	113	897	58	77.7%
Summit at Sabal Park	252	249	994	40	48.3%
The Adair	232	11	1,083	84	92.8%
The Cornerstone	430	17	809	50	74.2%
The Verandas at Lake Norman	264	222	1,085	47	51.5%
Venue at 8651	333	273	780	47	72.4%
Versailles	388	324	887	49	66.5%
Versailles II	242	144	898	30	39.8%
Total/Weighted Average	8,238	5,130	$962	$51	63.4%

(1)
We do not plan to upgrade 100% of the units at each of our properties.
(2)
Inclusive of all kitchen and laundry appliance upgrades completed through June 30, 2026.
(3)
Inclusive of all kitchen and laundry appliance upgrades completed and leased through June 30, 2026.

NXRT.NEXPOINT.COM	Page 22

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Value-Add Program Details: Smart Home Technology Packages

Property Name (1)	Units	Rehab Units Completed (2)	Avg. Rehab Cost Per Unit (3)	Post-Rehab Rent Change $	ROI (3)
Value-Add Programs In Progress
Arbors of Brentwood	346	346	$1,419	$45	30.9%
Arbors on Forest Ridge	210	210	1,416	45	30.9%
Atera Apartments	380	380	1,339	50	37.0%
Avant at Pembroke Pines	1,520	1,520	1,350	45	32.4%
Bella Solara	320	320	820	35	39.5%
Bella Vista	248	248	970	40	39.3%
Bloom	528	528	901	40	42.3%
Brandywine I & II	632	632	1,234	45	35.5%
Courtney Cove	324	324	1,238	35	26.2%
Creekside at Matthews	240	240	913	65	72.9%
Cutter's Point	196	196	1,400	45	31.3%
Estates on Maryland	330	330	1,074	20	14.2%
Fairways of San Marcos	352	352	901	40	42.3%
High House at Cary	302	302	899	65	74.1%
Madera Point	256	256	1,283	45	34.1%
Residences at Glenview Reserve	360	360	1,017	45	43.1%
Rockledge Apartments	708	708	942	35	34.4%
Sabal Palm at Lake Buena Vista	400	400	1,237	45	35.4%
Six Forks Station	323	323	844	35	38.4%
Summers Landing	196	196	1,449	45	30.2%
The Adair	232	232	913	45	48.0%
The Cornerstone	430	430	1,236	45	35.4%
The Enclave	204	204	966	40	39.4%
The Heritage	204	204	997	40	38.2%
The Venue on Camelback Apartments	415	415	808	30	33.0%
The Verandas at Lake Norman	264	264	954	65	69.8%
Torreyana Apartments	316	316	900	35	36.0%
Venue at 8651	333	333	1,229	45	35.6%
Versailles	388	388	1,080	45	40.6%
Versailles II	242	242	1,241	45	35.3%
Total/Weighted Average	11,199	11,199	$1,113	$43	37.2%

Planned Value-Add Programs				Rent Change & ROI (Projections)
Residences at West Place	342	—	TBD	TBD	TBD
Seasons 704 Apartments	222	—	TBD	TBD	TBD
Sedona at Lone Mountain	321	—	TBD	TBD	TBD
Summit at Sabal Park	252	—	TBD	TBD	TBD
The Preserve at Terrell Mill	752	—	TBD	TBD	TBD
Total/Weighted Average Planned	1,889	—	TBD	TBD	TBD

(1)
We do not plan to upgrade 100% of the units at each of our properties.
(2)
Inclusive of all smart home technology package upgrades completed through June 30, 2026.
(3)
Inclusive of all smart home technology package upgrades completed and leased through June 30, 2026.

NXRT.NEXPOINT.COM	Page 23

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Outstanding Debt Details

Mortgage Debt

The following table contains summary information concerning the mortgage debt of the Company as of June 30, 2026 (dollars in thousands):

Operating Properties	Type	Term (months)	Outstanding Principal		Interest Rate (1)	Maturity Date
Residences at West Place	Fixed	120	$33,817		4.24%	10/1/2028
Arbors of Brentwood	Floating	84	39,977		4.72%	10/1/2031
Avant at Pembroke Pines	Floating	84	248,185		4.72%	10/1/2031
Bella Vista	Floating	84	37,400		4.72%	10/1/2031
Brandywine I & II	Floating	84	59,526		4.72%	10/1/2031
Cornerstone	Floating	84	45,815		4.72%	10/1/2031
Estates on Maryland	Floating	84	37,345		4.72%	10/1/2031
High House at Cary	Floating	84	32,478		4.72%	10/1/2031
Residences at Glenview Reserve	Floating	84	33,271		4.72%	10/1/2031
Sabal Palm at Lake Buena Vista	Floating	84	56,220		4.72%	10/1/2031
Six Forks Station	Floating	84	30,430		4.72%	10/1/2031
Summers Landing	Floating	84	14,135		4.72%	10/1/2031
The Adair	Floating	84	33,229		4.72%	10/1/2031
The Enclave	Floating	84	33,440		4.72%	10/1/2031
The Heritage	Floating	84	29,810		4.72%	10/1/2031
The Venue on Camelback	Floating	84	36,465		4.72%	10/1/2031
The Verandas at Lake Norman	Floating	84	30,113		4.72%	10/1/2031
Versailles II	Floating	84	15,706		4.72%	10/1/2031
Arbors on Forest Ridge	Floating	84	17,307		4.72%	12/1/2031
Atera Apartments	Floating	84	38,555		4.72%	12/1/2031
Bella Solara	Floating	84	37,772		4.72%	12/1/2031
Bloom	Floating	84	60,848		4.72%	12/1/2031
Courtney Cove	Floating	84	31,596		4.72%	12/1/2031
Creekside at Matthews	Floating	84	28,703		4.72%	12/1/2031
Cutter's Point	Floating	84	18,994		4.72%	12/1/2031
Fairways at San Marcos	Floating	84	55,056		4.72%	12/1/2031
Madera Point	Floating	84	29,676		4.72%	12/1/2031
Parc500	Floating	84	30,012		4.72%	12/1/2031
Rockledge Apartments	Floating	84	78,444		4.72%	12/1/2031
Seasons 704 Apartments	Floating	84	33,960		4.72%	12/1/2031
The Preserve at Terrell Mill	Floating	84	74,341		4.72%	12/1/2031
The Summit at Sabal Park	Floating	84	26,735		4.72%	12/1/2031
Torreyana Apartments	Floating	84	43,153		4.72%	12/1/2031
Venue at 8651	Floating	84	24,620		4.72%	12/1/2031
Versailles	Floating	84	26,108		4.72%	12/1/2031
Sedona at Lone Mountain	Floating	84	40,287		4.86%	2/1/2033
			1,543,529
Fair market value adjustment			238	(2)
Deferred financing costs, net of accumulated amortization of $9,966			(31,898)
			$1,511,869

(1)
Interest rate is based on a reference rate plus an applicable margin, except for fixed rate mortgage debt. The reference rate used in our Portfolio is 30-Day Average Secured Overnight Financing Rate ("SOFR"). As of June 30, 2026, SOFR was 3.63%.
(2)
The Company reflected a valuation adjustment on its fixed rate debt for Residences at West Place to adjust it to fair market value on its respective date of acquisition for the difference between the fair value and the assumed principal amount of debt. The difference is amortized into interest expense over the remaining term of the mortgage.

NXRT.NEXPOINT.COM	Page 24

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Interest Rate Swap Agreements

As of June 30, 2026, the Company had the following outstanding interest rate swaps that were designated as cash flow hedges of interest rate risk (dollars in thousands):

Effective Date	Termination Date	Counterparty	Notional Amount	Fixed Rate (1)
September 1, 2019	September 1, 2026	KeyBank	$100,000	1.462%
September 1, 2019	September 1, 2026	KeyBank	125,000	1.302%
January 3, 2020	September 1, 2026	KeyBank	92,500	1.609%
June 1, 2021	September 1, 2026	KeyBank	200,000	0.845%
June 1, 2021	September 1, 2026	KeyBank	200,000	0.953%
April 3, 2025	April 1, 2030	JPM	100,000	3.489%
			$817,500	1.427%	(2)

(1)
The floating rate option for the interest rate swaps is SOFR plus 0.11448% (“Adjusted SOFR”) other than for the J.P. Morgan Chase Bank, N.A. ("JPM") swap which is based on SOFR. As of June 30, 2026, Adjusted SOFR and SOFR were 3.75% and 3.63%, respectively.
(2)
Represents the weighted average fixed rate of the interest rate swaps.

The following table contains summary information regarding our forward interest rate swap (dollars in thousands):

Effective Date	Termination Date	Counterparty	Notional Amount	Fixed Rate (1)
September 1, 2026	January 1, 2027	KeyBank	$92,500	1.798%

(1)
The floating rate option for the interest rate swap is Adjusted SOFR. As of June 30, 2026, Adjusted SOFR was 3.75%.

NXRT.NEXPOINT.COM	Page 25

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Interest Rate Cap Agreements

As of June 30, 2026, the Company had the following interest rate caps outstanding that were not designated as cash flow hedges of interest rate risk (dollars in thousands):

Properties	Type	Maturity Date	Notional	Strike Rate
Avant at Pembroke Pines	Floating	10/1/2027	$248,185	8.16%
Brandywine I & II	Floating	10/1/2027	59,526	8.16%
Sabal Palm at Lake Buena Vista	Floating	10/1/2027	56,220	8.41%
Cornerstone	Floating	10/1/2027	45,815	8.66%
Arbors of Brentwood	Floating	10/1/2027	39,977	8.16%
Bella Vista	Floating	10/1/2027	37,400	8.91%
Estates on Maryland	Floating	10/1/2027	37,345	8.91%
The Venue on Camelback	Floating	10/1/2027	36,465	8.16%
The Enclave	Floating	10/1/2027	33,440	8.66%
Residences at Glenview Reserve	Floating	10/1/2027	33,271	8.16%
The Adair	Floating	10/1/2027	33,229	8.16%
High House at Cary	Floating	10/1/2027	32,478	8.16%
Six Forks Station	Floating	10/1/2027	30,430	8.16%
The Verandas at Lake Norman	Floating	10/1/2027	30,113	8.16%
The Heritage	Floating	10/1/2027	29,810	8.91%
Versailles II	Floating	10/1/2027	15,706	8.16%
Summers Landing	Floating	10/1/2027	14,135	8.66%
Rockledge Apartments	Floating	12/1/2027	78,444	7.66%
The Preserve at Terrell Mill	Floating	12/1/2027	74,341	7.66%
Bloom	Floating	12/1/2027	60,848	7.66%
Fairways at San Marcos	Floating	12/1/2027	55,056	7.66%
Torreyana Apartments	Floating	12/1/2027	43,153	7.66%
Atera Apartments	Floating	12/1/2027	38,555	7.66%
Bella Solara	Floating	12/1/2027	37,772	7.66%
Seasons 704 Apartments	Floating	12/1/2027	33,960	7.66%
Courtney Cove	Floating	12/1/2027	31,596	7.66%
Parc500	Floating	12/1/2027	30,012	7.66%
Madera Point	Floating	12/1/2027	29,676	7.66%
Creekside at Matthews	Floating	12/1/2027	28,703	7.66%
The Summit at Sabal Park	Floating	12/1/2027	26,735	7.66%
Versailles	Floating	12/1/2027	26,108	7.66%
Venue at 8651	Floating	12/1/2027	24,620	7.66%
Cutter's Point	Floating	12/1/2027	18,994	7.66%
Arbors on Forest Ridge	Floating	12/1/2027	17,307	7.66%
Sedona at Lone Mountain	Floating	2/1/2029	40,287	7.17%
			$1,509,712	8.01%

NXRT.NEXPOINT.COM	Page 26

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Debt Maturity Schedule

The following table summarizes our contractual obligations and commitments as of June 30, 2026 for the next five calendar years subsequent to June 30, 2026 and thereafter. We used the applicable reference rate as of June 30, 2026 to calculate interest expense due by period on our floating rate debt and net interest expense due by period on our interest rate swaps.

		Payments Due by Period (in thousands)
		Total	Remainder of 2026	2027	2028	2029	2030	Thereafter
Operating Properties Mortgage Debt
Principal payments		$1,543,529	$—	$—	$33,817	$—	$—	$1,509,712
Interest expense	(1)	403,664	34,294	79,566	76,542	73,910	74,515	64,837
Total		$1,947,193	$34,294	$79,566	$110,359	$73,910	$74,515	$1,574,549

Credit Facility
Principal payments		$79,145	$—	$—	$79,145	$—	$—	$—
Interest expense		9,918	2,460	5,027	2,431	—	—	—
Total		$89,063	$2,460	$5,027	$81,576	$—	$—	$—

Total contractual obligations and commitments		$2,036,256	$36,754	$84,593	$191,935	$73,910	$74,515	$1,574,549

(1)
Interest expense obligations includes the impact of expected settlements on interest rate swaps which have been entered into in order to fix the interest rate on the hedged portion of our floating rate debt obligations. As of June 30, 2026, we had entered into 6 interest rate swap transactions with a combined notional amount of $0.8 billion and one forward rate swap agreement with a notional amount of approximately $0.1 billion. We have allocated the total impact of expected settlements on the $0.9 billion notional amount of interest rate swaps to ‘Operating Properties Mortgage Debt.’ We used the applicable reference rate as of June 30, 2026 to determine our expected settlements through the terms of the interest rate swaps.

Hedged Debt Composition (1)
Hedged/Fixed Rate Debt
Unhedged Floating Rate Debt
48%
52%

Debt Maturity Schedule(2)
Fixed Rate Debt
Floating Rate Debt
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
2026
2027
2028
2029
2030
Thereafter

(1)
As of June 30, 2026, we had total indebtedness of $1.6 billion at an adjusted weighted average interest rate of 3.58% of which $1.6 billion was debt with a floating interest rate. As of June 30, 2026, the interest rate swap agreements we have entered into effectively fix the interest rate on 54% of our $1.5 billion of floating rate mortgage debt outstanding. For purposes of calculating the adjusted weighted average interest rate of the total indebtedness, we have included the weighted average fixed rate of 1.43% for the floating interest rate on the $0.8 billion notional amount of interest rate swap agreements that we have entered into as of June 30, 2026, which effectively fix the interest rate on the combined $0.8 billion of our floating rate mortgage debt outstanding.
(2)
Debt maturity schedule as of June 30, 2026.

NXRT.NEXPOINT.COM	Page 27

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Historical Acquisition Details

(in thousands, except for unit and per unit amounts)
Property Name (1)	Location	Units	Transaction Date	Purchase Price	Rehab Budget (2)	Total Investment	Per Unit
Arbors on Forest Ridge	Bedford, TX	210	1/31/2014	$12,805	$1,880	$14,685	$69,929
Cutter's Point	Richardson, TX	196	1/31/2014	15,845	1,880	17,725	90,434
The Summit at Sabal Park	Tampa, FL	252	8/20/2014	19,050	1,867	20,917	83,004
Courtney Cove	Tampa, FL	324	8/20/2014	18,950	1,819	20,769	64,102
Sabal Palm at Lake Buena Vista	Orlando, FL	400	11/5/2014	49,500	11,347	60,847	152,118
Cornerstone	Orlando, FL	430	1/15/2015	31,550	2,802	34,352	79,888
The Preserve at Terrell Mill	Marietta, GA	752	2/6/2015	58,000	16,313	74,313	98,820
Versailles	Dallas, TX	388	2/26/2015	26,165	4,674	30,839	79,482
Seasons 704 Apartments	West Palm Beach, FL	222	4/15/2015	21,000	2,026	23,026	103,721
Madera Point	Mesa, AZ	256	8/5/2015	22,525	1,932	24,457	95,535
Venue at 8651	Fort Worth, TX	333	10/30/2015	19,250	4,592	23,842	71,598
Parc500	West Palm Beach, FL	217	7/27/2016	22,421	5,113	27,534	126,885
The Venue on Camelback	Phoenix, AZ	415	10/11/2016	44,600	6,202	50,802	122,414
Rockledge Apartments	Marietta, GA	708	6/30/2017	113,500	20,490	133,990	189,251
Atera Apartments	Dallas, TX	380	10/25/2017	59,200	3,737	62,937	165,624
Versailles II	Dallas, TX	242	9/26/2018	24,680	3,376	28,056	115,934
Brandywine I & II	Nashville, TN	632	9/26/2018	79,800	7,310	87,110	137,832
Bella Vista	Phoenix, AZ	248	1/28/2019	48,400	3,404	51,804	208,887
The Enclave	Tempe, AZ	204	1/28/2019	41,800	2,613	44,413	217,711
The Heritage	Phoenix, AZ	204	1/28/2019	41,900	2,660	44,560	218,431
Summers Landing	Fort Worth, TX	196	6/7/2019	19,396	2,997	22,393	114,250
Residences at Glenview Reserve	Nashville, TN	360	7/17/2019	45,000	6,079	51,079	141,886
Residences at West Place	Orlando, FL	342	7/17/2019	55,000	4,505	59,505	173,991
Avant at Pembroke Pines	Pembroke Pines, FL	1,520	8/30/2019	322,000	37,743	359,743	236,673
Arbors of Brentwood	Nashville, TN	346	9/10/2019	62,250	4,248	66,498	192,191
Torreyana Apartments	Las Vegas, NV	316	11/22/2019	68,000	2,771	70,771	223,959
Bloom	Las Vegas, NV	528	11/22/2019	106,500	4,786	111,286	210,769
Bella Solara	Las Vegas, NV	320	11/22/2019	66,500	3,642	70,142	219,194
Fairways at San Marcos	Chandler, AZ	352	11/2/2020	84,480	4,366	88,846	252,403
The Verandas at Lake Norman	Cornelius, NC	264	6/30/2021	63,500	4,812	68,312	258,758
Creekside at Matthews	Matthews, NC	240	6/30/2021	58,000	4,128	62,128	258,867
Six Forks Station	Raleigh, NC	323	9/10/2021	74,760	6,431	81,191	251,365
High House at Cary	Cary, NC	302	12/7/2021	93,250	5,247	98,497	326,149
The Adair	Sandy Springs, GA	232	4/1/2022	65,500	5,390	70,890	305,560
Estates on Maryland	Phoenix, AZ	330	4/1/2022	77,900	4,636	82,536	250,109
Sedona at Lone Mountain	Las Vegas, NV	321	12/11/2025	73,250	7,230	80,480	250,717
Total/Weighted Average		13,305		$2,106,227	$215,048	$2,321,275	$174,466

(1)
Only includes properties owned as of June 30, 2026.
(2)
Includes interior and exterior rehab.

NXRT.NEXPOINT.COM	Page 28

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Historical Disposition Details

(in thousands, except unit and per unit amounts)
Property Name	Location	Units	Purchase Price	Sale Price	Sales Price Per Unit	Sale Date	Net Cash Proceeds (1)	Gain on Sale
Meridian	Austin, TX	200	$12,300	$17,250	$86,250	5/10/2016	$16,981	$4,786
Park at Regency and Mandarin Reserve	Jacksonville, FL	679	34,500	47,000	69,219	6/6/2016	46,239	11,584
Park at Blanding and Colonial Forest	Jacksonville, FL	291	12,000	14,500	49,828	8/31/2016	14,259	2,007
Willowdale Crossings	Frederick, MD	432	41,000	45,200	104,630	9/15/2016	44,439	5,576
Jade Park	Dayton Beach, FL	144	7,800	10,000	69,444	9/30/2016	9,868	1,979
The Miramar Apartments	Dallas, TX	314	8,875	16,550	52,707	4/3/2017	16,326	6,368
Toscana	Dallas, TX	192	8,875	13,250	69,010	4/3/2017	13,040	4,283
The Grove at Alban	Frederick, MD	290	23,050	27,500	94,828	4/3/2017	27,021	4,514
Twelve 6 Ten at the Park	Dallas, TX	402	20,984	26,600	66,169	4/27/2017	26,349	4,731
Regatta Bay	Seabrook, TX	240	18,200	28,200	117,500	7/14/2017	27,670	10,423
NAVA Portfolio (2)	Atlanta, GA	1,100	66,200	116,000	105,455	9/27/2017	114,010	48,046
Timberglen	Dallas, TX	304	16,950	30,000	98,684	1/31/2018	29,553	13,742
Edgewater at Sandy Springs	Atlanta, GA	760	58,000	101,250	133,224	8/28/2019	100,219	47,329
Belmont at Duck Creek	Garland, TX	240	18,525	29,500	122,917	8/28/2019	29,148	11,985
The Ashlar	Dallas, TX	264	16,235	29,400	111,364	8/28/2019	29,050	13,205
Heatherstone	Dallas, TX	152	9,450	16,275	107,072	8/28/2019	16,054	6,368
The Pointe at the Foothills	Mesa, AZ	528	52,275	85,400	161,742	8/28/2019	84,663	37,925
Abbington Heights	Antioch, TN	274	17,900	28,050	102,372	8/30/2019	27,630	10,888
Southpoint Reserve at Stoney Creek	Fredericksburg, VA	156	17,000	23,500	150,641	3/20/2020	23,176	5,469
Willow Grove	Nashville, TN	244	13,750	31,300	128,279	3/26/2020	31,005	17,513
Woodbridge	Nashville, TN	220	16,000	31,700	144,091	3/26/2020	31,237	15,990
Eagle Crest	Irving, TX	447	27,325	55,500	124,161	9/30/2020	54,779	30,160
Beechwood Terrace	Antioch, TN	300	21,400	53,600	178,667	11/1/2021	53,003	33,960
Cedar Pointe	Antioch, TN	210	26,500	37,650	179,286	11/1/2021	37,231	12,252
Hollister Place	Houston, TX	260	24,500	36,750	141,346	12/29/2022	36,455	14,684
Silverbrook	Grand Prairie, TX	642	30,400	70,000	109,034	9/22/2023	69,431	43,107
Timber Creek	Charlotte, NC	352	22,750	49,000	139,205	12/13/2023	48,348	24,819
Old Farm	Houston, TX	734	84,721	103,000	140,327	3/1/2024	102,704	31,548
Radbourne Lake	Charlotte, NC	225	24,250	39,250	174,444	4/30/2024	38,904	18,847
Stone Creek at Old Farm	Houston, TX	190	23,332	24,500	128,947	10/1/2024	24,095	3,851
Total/Weighted Average		10,786	$775,047	$1,237,675	$114,748		$1,222,887	$497,939

(1)
Represents sales price, net of closing costs.
(2)
The NAVA Portfolio consists of The Arbors, The Crossings, The Crossings at Holcomb Bridge and The Knolls.

NXRT.NEXPOINT.COM	Page 29

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Definitions and Reconciliations of Non-GAAP Measures

Definitions

This presentation contains non-GAAP financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income (loss), balance sheets or statements of cash flows of the Company. The non-GAAP financial measures used within this presentation are net operating income (“NOI”), funds from operations attributable to common stockholders (“FFO”), FFO per diluted share, Core FFO, Core FFO per diluted share, adjusted FFO (“AFFO”), AFFO per diluted share and net debt.

NOI is a non-GAAP financial measure of performance. NOI is used by investors and our management to evaluate and compare the performance of our properties to other comparable properties, to determine trends in earnings and to compute the fair value of our properties as NOI is calculated by adjusting net income (loss) to add back (1) interest expense, (2) advisory and administrative fees, (3) depreciation and amortization expenses, (4) corporate income and corporate general and administrative expenses that are not reflective of operations of the properties, (5) casualty-related expenses/(recoveries) and casualty loss, (6) property general and administrative expenses that are not reflective of the continuing operations of the properties or are incurred on behalf of the Company at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees and (7) equity in earnings of affiliate. We define “Same Store NOI” as NOI for our properties that are comparable between periods. We view Same Store NOI as an important measure of the operating performance of our properties because it allows us to compare operating results of properties owned for the entirety of the current and comparable periods and therefore eliminates variations caused by acquisitions or dispositions during the periods.

FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”), as net income (loss) computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization. We compute FFO in accordance with NAREIT’s definition. Our presentation differs slightly in that we begin with net income (loss) before adjusting for amounts attributable to redeemable noncontrolling interests in the OP and we show the combined amounts attributable to such noncontrolling interests as an adjustment to arrive at FFO attributable to common stockholders.

Core FFO makes certain adjustments to FFO, which are not representative of the ongoing operating performance of our Portfolio. Core FFO adjusts FFO to remove items such as loss on extinguishment of debt and modification costs, casualty-related expenses/(recoveries) and loss (gain), the amortization of deferred financing costs, mark-to-market gains or losses related to interest rate cap agreements not designated as hedges for accounting purposes, and the noncontrolling interests (as described above) related to these items.

AFFO makes certain adjustments to Core FFO in order to arrive at a more refined measure of the operating performance of our portfolio. There is no industry standard definition of AFFO and practice is divergent across the industry. AFFO adjusts Core FFO to remove items such as equity-based compensation expense and the related noncontrolling interests (as described above) related to this item.

Net debt is calculated by subtracting cash and cash equivalents and restricted cash held for value-add upgrades and green improvements from total debt outstanding.

We believe that the use of NOI, FFO, Core FFO, AFFO and net debt, combined with the required GAAP presentations, improves the understanding of operating results and debt levels of REITs among investors and makes comparisons of operating results and debt levels among such companies more meaningful. While NOI, FFO, Core FFO, AFFO and net debt are relevant and widely used measures of operating performance and debt levels of REITs, they do not represent cash flows from operations, net income (loss) or total debt as defined by GAAP and should not be considered an alternative or substitute to those measures in evaluating our liquidity, operating performance and debt levels. NOI, FFO, Core FFO and AFFO do not purport to be indicative of cash available to fund our future cash requirements. We present net debt because we believe it provides our investors a better understanding of our leverage ratio. Net debt should not be considered an alternative or substitute to total debt, as we may not always be able to use our available cash to repay debt. Our computation of NOI, FFO, Core FFO, AFFO and net debt may not be comparable to NOI, FFO, Core FFO, AFFO and net debt reported by other REITs. For a more complete discussion of NOI, FFO, Core FFO and AFFO, see our most recent Annual Report on Form 10-K and our other filings with the SEC.

NXRT.NEXPOINT.COM	Page 30

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Reconciliations

Reconciliation of Debt to Net Debt

(dollar amounts in thousands)	Q2 2026	Q2 2025
Total mortgage debt	$1,543,529	$1,503,242
Total credit facility	79,145	—
Total debt outstanding	1,622,674	1,503,242

Adjustments to arrive at net debt:
Cash and cash equivalents	(14,626)	(13,623)
Restricted cash held for value-add upgrades and green improvements	(6,564)	(3,320)
Net Debt	$1,601,484	$1,486,299
Enterprise Value (1)	$2,314,484	$2,331,299
Leverage Ratio (Total Debt to Market Capitalization plus Total Debt)	69%	64%
Leverage Ratio (Net Debt to Enterprise Value)	69%	64%

(1)
Enterprise Value is calculated as Market Capitalization plus net debt.

Guidance Reconciliations of NOI, Same Store NOI, FFO, Core FFO and AFFO

The following table, which has not been adjusted for the effects of noncontrolling interests, reconciles our 2026 NOI guidance to net loss (the most directly comparable GAAP financial measure) guidance for the periods presented below (in thousands):

		For the Year Ended December 31, 2026	For the Three Months Ended September 30, 2026
		Mid-Point (1)	Mid-Point (1)
Net loss		$(39,517)	$(11,015)
Adjustments to reconcile net loss to NOI:
Advisory and administrative fees		7,197	1,813
Corporate general and administrative expenses		19,039	4,928
Corporate income		(3,267)	(978)
Property general and administrative expenses	(2)	4,009	1,003
Depreciation and amortization		97,423	24,888
Interest expense		71,246	18,285
Casualty-related recoveries		(1,677)	—
Equity in earnings of affiliate		(333)	(80)
NOI		$154,120	$38,844
Less Non-Same Store
Revenues	(3)	(6,229)
Operating expenses	(3)	2,175
Same Store NOI	(3)	$150,066

(1)
Mid-Point estimates shown for full year and third quarter 2026 guidance. Assumptions made for full year and third quarter 2026 NOI guidance include the Same Store operating growth projections included in the “2026 Full Year Guidance Summary” section of this release and the effect of the dispositions throughout the fiscal year.
(2)
Adjustment to net loss to exclude certain property general and administrative expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.
(3)
Amounts are derived from the results of operations of our YTD Same Store properties and Non-Same Store properties. There are 35 properties in our YTD Same Store pool.

NXRT.NEXPOINT.COM	Page 31

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

The following table reconciles our FFO, Core FFO and AFFO guidance to our net loss (the most directly comparable GAAP financial measure) guidance for the year ended December 31, 2026 (in thousands, except per share data):

For the Year Ended December 31, 2026
Mid-Point
Net loss	$(39,517)
Depreciation and amortization	97,423
Adjustment for noncontrolling interests	(229)
FFO attributable to common stockholders	57,677
FFO per share - diluted (1)	$2.25

Casualty-related recoveries	(1,677)
Amortization of deferred financing costs	6,585
Mark-to-market adjustments of interest rate caps	23
Adjustment for noncontrolling interests	(19)
Core FFO attributable to common stockholders	62,589
Core FFO per share - diluted (1)	$2.45

Equity-based compensation expense	10,722
Adjustment for noncontrolling interests	(42)
AFFO attributable to common stockholders	73,269
AFFO per share - diluted (1)	$2.86

Weighted average common shares outstanding - diluted	25,593

(1)
For purposes of calculating per share data, we assume a weighted average diluted share count of approximately 25.6 million for the full year 2026.

NOI

The following table, which has not been adjusted for the effects of noncontrolling interests, reconciles NOI for the three months ended March 31, 2026 and the year ended December 31, 2025 to net loss, the most directly comparable GAAP financial measure (in thousands):

		For the Three Months Ended March 31, 2026	For the Year Ended December 31, 2025
Net loss		$(6,781)	$(32,154)
Adjustments to reconcile net loss to NOI:
Advisory and administrative fees		1,771	6,941
Corporate general and administrative expenses		4,473	17,945
Corporate income		(590)	(1,666)
Casualty-related expenses	(1)	(1,753)	264
Casualty loss		—	167
Property general and administrative expenses	(2)	851	4,010
Depreciation and amortization		24,291	95,752
Interest expense		15,442	60,735
Equity in earnings of affiliate		(68)	(257)
NOI		$37,636	$151,737

(1)
Adjustment to net loss to exclude certain property operating expenses that are casualty-related expenses.
(2)
Adjustment to net loss to exclude certain property general and administrative expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.

NXRT.NEXPOINT.COM	Page 32

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

The following table, reconciles FFO, Core FFO and AFFO for the three months ended March 31, 2026 and the year ended December 31, 2025 to net loss, the most directly comparable GAAP financial measure (in thousands):

		For the Three Months Ended March 31, 2026	For the Year Ended December 31, 2025
Net loss		$(6,781)	$(32,154)
Depreciation and amortization		24,291	95,752
Adjustment for noncontrolling interests		(69)	(251)
FFO attributable to common stockholders		17,441	63,347

FFO per share - basic		$0.69	$2.49
FFO per share - diluted		$0.69	$2.48

Casualty-related expenses (recoveries)		(1,753)	264
Casualty losses		—	167
Amortization of deferred financing costs		1,683	6,585
Mark-to-market adjustments of interest rate caps		(98)	961
Adjustment for noncontrolling interests		1	(31)
Core FFO attributable to common stockholders		17,274	71,293

Core FFO per share - basic		$0.68	$2.81
Core FFO per share - diluted		$0.68	$2.79

Equity-based compensation expense		2,362	9,883
Adjustment for noncontrolling interests		(9)	(39)
AFFO attributable to common stockholders		19,627	81,137

AFFO per share - basic		$0.77	$3.20
AFFO per share - diluted		$0.77	$3.18

Weighted average common shares outstanding - basic		25,398	25,390
Weighted average common shares outstanding - diluted	(1)	25,398	25,554

Dividends declared per common share		$0.53	$2.06

Net income (loss) Coverage - diluted	(2)	-0.51x	-0.61x
FFO Coverage - diluted	(2)	1.30x	1.20x
Core FFO Coverage - diluted	(2)	1.28x	1.35x
AFFO Coverage - diluted	(2)	1.46x	1.54x

(1)
The Company uses diluted weighted average common shares outstanding when in a dilutive position for FFO, Core FFO and AFFO. For periods in which potential common shares are anti‑dilutive, diluted weighted‑average shares outstanding are equal to basic weighted‑average shares outstanding.
(2)
Indicates coverage ratio of net loss/FFO/Core FFO/AFFO per common share (diluted) over dividends declared per common share during the period.

NXRT.NEXPOINT.COM	Page 33